SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2003

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-b)

                (Exact name of registrant as specified in charter)

North Carolina                333-74544-04                  02-0561031
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC, Charlotte, NC              28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-b

On October 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-b, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2002, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-b relating to the distribution date of October 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 25, 2003


                             Payment Date: 10/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-b
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        103,039,021.21    5.199000%    14,631,853.22    444,998.62   15,076,851.83       0.00   1,417.94
                        A2         11,866,425.58    5.199000%     1,685,068.39     51,247.99    1,736,316.38       0.00     163.30
                        A3            433,124.53    5.199000%        61,505.00      1,870.55       63,375.55       0.00       5.96
                        A4            266,411.90    0.000000%         7,065.81          0.00        7,065.81       0.00       0.00
Residual                AR                  0.00    5.199000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          4,808,054.69    5.199000%       329,890.87     20,764.73      350,655.61       0.00      66.16
                        B2          1,959,495.66    5.199000%       134,445.17      8,462.55      142,907.72       0.00      26.97
                        B3          1,424,635.14    5.199000%        97,747.25      6,152.63      103,899.88       0.00      19.60
                        B4            711,961.94    5.199000%        48,849.23      3,074.78       51,924.00       0.00       9.80
                        B5            712,673.20    5.199000%        48,898.03      3,077.85       51,975.88       0.00       9.81
                        B6            534,530.94    5.199000%        36,675.27      2,308.50       38,983.77       0.00       7.36
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        125,756,334.80     -           17,081,998.23    541,958.20   17,623,956.43     -        1,726.89
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         88,407,168.00          1,417.94
                                A2         10,181,357.19            163.30
                                A3            371,619.54              5.96
                                A4            259,346.09              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          4,478,163.82             66.16
                                B2          1,825,050.49             26.97
                                B3          1,326,887.89             19.60
                                B4            663,112.72              9.80
                                B5            663,775.17              9.81
                                B6            497,855.67              7.36
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        108,674,336.57          1,726.89
--------------------------------------------------------------------------------

                             Payment Date: 10/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-b
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    103,039,021.21     5.199000% 0605066R8    33.701368      1.024960    203.627144
                           A2     11,866,425.58     5.199000% 0605066S6    33.701368      1.024960    203.627144
                           A3        433,124.53     5.199000% 0605066T4    33.701368      1.024960    203.627144
                           A4        266,411.90     0.000000% 0605066U1    13.849785      0.000000    508.347955
Residual                   AR              0.00     5.199000% 0605066V9     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      4,808,054.69     5.199000% 0605066W7    48.800425      3.071706    662.450269
                           B2      1,959,495.66     5.199000% 0605066X5    48.800425      3.071706    662.450269
                           B3      1,424,635.14     5.199000% 0605066Y3    48.800425      3.071706    662.450269
                           B4        711,961.94     5.199000% 0605066Z0    48.800425      3.071706    662.450269
                           B5        712,673.20     5.199000% 0605067A4    48.800425      3.071706    662.450269
                           B6        534,530.94     5.199000% 0605067B2    48.800412      3.071708    662.450701
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     125,756,334.80       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-b
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       108,674,336.12   108,674,336.12
Loan count                    226              226
Avg loan rate           6.071380%             6.07
Prepay amount       16,936,322.69    16,936,322.69

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        64,336.46        64,336.46
Sub servicer fees            0.00             0.00
Trustee fees               314.39           314.39


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.439742%           100.000000%            115,604,983.22
   -----------------------------------------------------------------------------
   Junior            7.560258%             0.000000%              9,454,845.76
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              1                   912,150.88
Foreclosure                             0                         0.00

Totals:                                 1                   912,150.88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           17,623,956.43         17,623,956.43
Principal remittance amount           17,081,998.23         17,081,998.23
Interest remittance amount               541,958.20            541,958.20